EXHIBIT 4(w)
                                STATE OF FLORIDA
     UNIFORM COMMERCIAL CODE - STATEMENT OF CHANGE - FORM UCC-3 REV. 11-88
THIS FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
________________________________________________________________________________

Information in items 1 and 2 must agree exactly with the    THIS SPACE FOR USE
original filing information or previously amended.          OF AS FILING OFFICER
                                                            Date, Time. Number &
                                                            Filing Office
_________________________________________________________
1A
DEBTOR (Last Name first if a person)                              Filed
NAME    THE DELTONA CORPORATION,                        DIVISION OF FLORIDA LAND
        A Delaware Corporation                          SALES, CONDOMINIUMS AND
MAILING ADDRESS                                         MOBILE HOMES
        999 Brickell Avenue, Suite 700                  DATE: 12/31/97
CITY    Miami           STATE    FL 33131               DOCKET CLERK KRISTIE
                                                        HARRIS/SAE
________________________________________________________
1B
MULTIPLE DEBTOR (IF ANY)  (Last Name First if Person)             FILED
NAME                                                    FEB 05, 1998, 8:00 AM
                                                        SECRETARY OF STATE
MAILING ADDRESS                                         TALLAHASSEE, FLORIDA
                                                        980000026237 KH*
CITY                    STATE
________________________________________________________
1C
MULTIPLE DEBTOR (IF ANY)  (Last Name First if Person)
NAME

MAILING ADDRESS

CITY                    STATE
________________________________________________________
2A
SECURED PARTY (Last Name First if a Person)             UPDATE
NAME    THE STATE OF FLORIDA, DEPARTMENT OF BUSINESS
        REGULATION, DIVISION OF FLORIDA LAND SALES,
        CONDOMINIUMS AND MOBILE HOMES
MAILING ADDRESS                                         AUDIT
        725 SOUTH BRONOUGH STREET
CITY    TALLAHASSEE             STATE   FL 32301
________________________________________________________
2B
MULTIPLE SECURED PARTY(IF ANY)(Last name First if Person) VALIDATION INFORMATION NAME

MAILING  ADDRESS                                           980000026237--2
                                                          -02/05/98-01095--001
CITY                            STATE                     ****173.00
_______________________________________________________________________________
3. This statement refers to original Financing Statement bearing File Number 92-0000130140 and filed with
   THE  SECRETARY  OF STATE              The original was filed on JUNE 29, 1992
_______________________________________________________________________________
4.  ___ Continuation   The original financing  statement  between the  foregoing
                       Debtor(s) and Secured Part(ies) bearing file number shown above, is still effective

5.  _X_ Termination    Secured  Party no longer  claims a security  interest
                       under the financing statement bearing file number shown above

6.  ___ Partial Assignment  Some of Secured  party's  rights under the Financing
                            Statement have been assigned to the assignee whose name and address are set forth in Item 11. A description of the collateral subject to the assignment is also set forth in item 11.

7. ____  Full Assignment    All of Secured  party's rights under the Financing
                            Statement have been assigned to the assignee whose name and address are set forth in Item 11.

8. ____  Amendment          "Financing  Statement  bearing file number shown
                            above is amended as set forth in item 11. Signature of Debtor(s) required at Item 14 pursuant to section  579.402(4),  Florida  Statutes"

9. ____  Release            Secured  Party  releases  only the  collateral
                            described in Item 11 from the financing statement bearing file number shown above.

10.____  Check if true      All documentary stamps due and payable or to become
                            payable  pursuant to Chapter  201.22,  F.S. have
                            been paid.
_______________________________________________________________________________

11.  If more space is required, attach additional sheets 8  x 11.
_______________________________________________________________________________

12.  No. Of additional sheets presented: 36
_______________________________________________________________________________
13.  Return Copy to:                 14.     SIGNATURE(S) OF DEBTOR(S) Necessary
                                             Only for Amendment, See Item 8
     NAME    THE DELTONA CORPORATION         /S/ Earle D. Cortright, Jr.,
     ADDRESS 999 BRICKELL AVENUE,                 President
             SUITE 700
     CITY    MIAMI                   15.     SIGNATURE(S) OF SECURED PARTY(IES)
     STATE   FLORIDA ZIP CODE 33131          OR ASSIGNEE
                                             /S/ Robert H. Ellzey, Jr.
_______________________________________________________________________________
                            STANDARD FORM - FORM UCC-3     Approved by Secretary
                                                           of State, State of
                                                           Florida